(770) 792-5800 Fax (770) 792 5801 www.wrdp.com

         1825 Barrett Lakes Blvd.     Suite 108     Kennesaw, Georgia 30144

WorldPort
Communications, Inc.

Bridging nations and networks.




         August 9, 1999

         To:               John T. Hanson

         From:             Carl Grivner

         Subject: Employment Amendment
         -----------------------------------------------------------------------


         This letter is intended to amend certain provisions of your original employment offer dated June 29, 1999. Should your employment with WorldPort Communications Inc. be terminated for any reason other than for cause you will be paid on day of termination the equivalent of two years salary ($470,000) and two years guaranteed bonus ($180,000). All provisions of the original agreement not amended with this agreement remain a part of the employment agreement between you and WorldPort Communications Inc.


         If you accept this change in compensation please accept by signing below.



         John T. Hanson                                 Carl Grivner



         /s/ John T. Hanson                             /s/ Carl Grivner
         ----------------------                         ---------------------
         Chief Financial Officer                        Chairman and CEO
         August 9, 1999                                 August 9, 1999